================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2006

                                ELECTROGLAS, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

            Delaware                    0-21626                77-0336101
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)         Identification No.)

                     5729 Fontanoso Way, San Jose, CA 95138
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 528-3000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 10, 2006, the registrant issued a press release announcing the registrant's financial results for its fourth quarter of fiscal 2006 ended May 31, 2006. A copy of the registrant's press release is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

ITEM 8.01  OTHER EVENTS

On July 6, 2006, the Company entered into a Clarification of Consulting Agreement (the "Agreement") with Keith Barnes, its ex-chief Executive Officer and Chairman of the Board. The Agreement clarifies Mr. Barnes' continued service to the Company as a consultant and supersedes the prior Director Consulting and Indemnity Agreement. Under the Agreement, Mr. Barnes will, at the request of the Company, attend meetings and teleconferences and provide consultation and advice on matters within the sphere of Mr. Barnes' expertise. Mr. Barnes' time commitment is not fixed but will not exceed a commitment that can be met at the same time Mr. Barnes holds other full-time employment. For such consulting services, Mr. Barnes will receive $1,500 per quarter. Mr. Barnes' options that were vested at the time of the cessation of his employment will remain exercisable. However, Mr. Barnes' unvested options have been forfeited and are of no further force and effect. The term of the Agreement is twenty-one months from April 26, 2006, the date of cessation of Mr. Barnes employment.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS

      (d) Exhibits.

      Exhibit
      Number     Document
      -------    -------------------------------------------------------
      99.1       Press Release of Electroglas, Inc., dated July 10, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ELECTROGLAS, INC.


Date: July 10, 2006                                 By:  /s/ Thomas E. Brunton
                                                         -----------------------
                                                         Thomas E. Brunton
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit
      Number     Document
      -------    -------------------------------------------------------
      99.1       Press Release of Electroglas, Inc., dated July 10, 2006